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                                                                   Exhibit 10.48

                               September 10, 2003

Lowrance Electronics, Inc.
LEI Extras, Inc.
Lowrance Contracts, Inc.
Sea Electronics, Inc.
12000 East Skelly Drive
Tulsa, Oklahoma  74128

         Re: Deletion of Section 9.3(E) from the Loan and Security Agreement with Fleet Capital Corporation

Gentlemen:

         Reference is hereby made to that certain Loan and Security Agreement, dated December 15, 1993, executed by Fleet Capital Corporation, a Rhode Island corporation ("Lender"), Lowrance Electronics, Inc., a Delaware corporation ("Lowrance"), LEI Extras, Inc., a Delaware corporation ("LEI"), Lowrance Contracts, Inc., a Delaware corporation ("Contracts"), et al. (as amended from time to time, the "Loan Agreement"). Unless otherwise indicated, all terms used herein shall have the same meanings as in the Loan Agreement.

         Lowrance, LEI, Contracts and Sea Electronics, Inc., an Oklahoma corporation ("Sea") (Lowrance, LEI, Contracts and Sea being herein referred to as the "Borrowers") have requested, effective as of the date hereof, that Borrowers and Lender amend the Loan Agreement so as to remove in its entirety
Section 9.3(E) of the Loan Agreement.

         Lender hereby agrees to the revision to the Loan Agreement set forth above and the deletion of Section 9.3(E) from the Loan Agreement; provided, however, that (i) such agreement to the above-described revision to the Loan Agreement shall not apply to or constitute a consent to any future amendment to any other provision of the Loan Agreement or a waiver of any past, present or future violation or violations of any other provision of the Loan Agreement, and
(ii) Lender's agreement to the above-described revision to the Loan Agreement shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect Lender's right at any time to exercise any right, privilege, or remedy in connection with the Loan Agreement, any other agreement, or any other contract or instrument, or (b) amend or alter any provision of the Loan Agreement, any other agreement, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of any Borrower or any rights, privilege, or remedy of Lender under the Loan Agreement, any other agreement, or any other contract or instrument.

         Except as expressly set forth herein, all of the other terms, provisions and conditions of the Loan Agreement and other agreements shall remain and continue in full force and effect.

         Lender reserves all of its rights, privileges and remedies under the Loan Agreement, each other agreement and any other contracts or instruments executed by Borrowers and/or for the benefit of Lender. In order to induce Lender to execute this letter, Borrowers accept and agree to each provision of this letter.

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September 10, 2003
Page 2

         Notwithstanding any provision of this letter to the contrary, this letter shall not be directly or indirectly effective against Lender for any purpose unless and until Lender receives a copy of this letter which has been duly signed by the Borrowers.

              [The Remainder of this Page Intentionally Left Blank]

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September 10, 2003
Page 3

                                       Yours very truly,

                                       FLEET CAPITAL CORPORATION

                                       By: ______________________________
                                       Its: _____________________________

AGREED AND ACCEPTED:

LOWRANCE ELECTRONICS, INC.

By: ___________________________
Its: __________________________

LEI EXTRAS, INC.

By: ___________________________
Its: __________________________

LOWRANCE CONTRACTS, INC.

By: ___________________________
Its: __________________________

SEA ELECTRONICS, INC.

By: ___________________________
Its: __________________________